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                                  Exhibit 2.13

                       Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-6224) of Ansaldo Signal N.V. of our report dated March 5, 1999, appearing on page 38 of this Annual Report on Form 20-F.

     PricewaterhouseCoopers LLP
     Pittsburgh, Pennsylvania

     June 29, 1999